UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2010

Li3 Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	33-127703	20-3061907
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Av. Pardo y Aliaga 699 Of. 802
San Isidro, Lima, Peru
+ (51) 1-212-1880
(Address and telephone number of principal executive offices)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(1)    On February 18, 2008, Douglas A. Perkins resigned as a director effective immediately.  Mr. Perkins did not have any disagreement with us on any matter relating to our operations, policies or practices.

(d)(1)    On February 18, 2008, our Board of Directors (the “Board”) voted to appoint David G. Wahl and Antonio Ortúzar to its Board of Directors, effective immediately.

David G. Wahl

Since 2005 to the present, Mr. Wahl has been the President and CEO of Southampton Associates - Consulting Engineers & Geoscientist, a private consulting concern specializing in mining and technical issues for corporate clients, financial institutions and governments.  From May, 2002 to the present, Mr. Wahl has served as a member of the Board of Directors of Temex Resources Corp. (TSX Venture: TME, Frankfurt: TQ1), a precious metals and minerals company.  From July, 2006 to the present, Mr. Wahl has served as a member of the Board of Directors of Dumont Nickel, Inc., (TSX Venture: DNI, Frankfurt: DG7), a holding company for mining properties in certain Canadian provinces.  From August, 2006 to the present, Mr. Wahl has served as a member of the Board of Directors of Latin American Mineral s Inc.(TSX Venture : LAT) , a mineral exploration.

Mr. Wahl also currently serves in a technical advisory capacity to certain financial institutions, government agencies, and national legal and accounting firms.

Mr. Wahl is a graduate of the Colorado School of Mines and received a degree as an Engineer of Mines in 1968.

Antonio Ortúzar Vicuña

From October, 2000 to the present, Mr. Ortúzar has been a law partner at Cruzat Ortúzar y Mackenna Ltda., the Chilean branch of Baker & Mackenzie, where Mr. Ortúzar heads the mining practice group. Mr. Ortúzar other areas of practice include project finance, mergers and acquisitions, securities, telecommunications, capital markets, and mining law. Mr. Ortuzar has also participated as a business partner in a number of ventures in the mining sector in South America.

Mr. Ortúzar graduated from the Universidad Gabriela Mistral, Santiago, Chile where he obtained his license to practice law on January 25, 1989.  He is a Licensee in Juridical and Social Sciences, L.L.B. He was admitted to the Chilean bar association on January 24, 1989.  He also attended an academic course on American and International Law in 1992 at the Southwestern Legal Foundation in Dallas, Texas.

The Company issued a press release on February 19, 2010 announcing the appointments of David G. Wahl and Antonio Ortúzar Vicuña to its Board, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated February 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Date: March 1, 2010	By:	/s/ Luis Saenz
Luis Saenz, Chief Executive Officer